UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2011

Thanksgiving Coffee Company, Inc.

(Exact name of registrant as specified in charter)

California	033-96070-LA	94-2823626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 S. Harbor Dr. Fort Bragg, CA	95437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (707) 964-0118

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following changes to the management structure of Thanksgiving Coffee Company, Inc. (the “Company”) are effective as of September 22, 2011:

Janet L. Aguilar, 55, was appointed our Chief Financial Officer, formerly held by Mr. Kraynek our Chief Executive Officer. Ms. Aguilar has served as Chief Financial Officer in various organizations over her 30 year career which included The McKenna Group, McKenna Enterprises Inc., US Web/CKS and as Division Controller for Boboli, a Division of Kraft General Foods. Ms. Aguilar has extensive and broad based experience in Finance, Accounting and Administration [Human Resources and IT-Enterprise Systems] in multi-national companies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Thanksgiving Coffee Company, Inc.

Date: September 22, 2011	By:	/s/ Janet L. Aguilar
Janet L. Aguilar Chief Financial Officer